UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2009

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

477 Madison Avenue New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (212) 785-2500

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 2, 2009, Eagle Bulk Shipping Inc. (the “Company”) entered into an Equity Distribution Agreement (the “EDA”) with UBS Securities LLC as sales agent (“UBS”) providing for the issuance and sale of up to $100,000,000 of the Company’s common shares, par value $0.01 per share, in one or more at the market transactions.

Item 9.01.         Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
1.1	Form of Equity Distribution Agreement, dated March 2, 2009, by and between Eagle Bulk Shipping Inc. and UBS Securities LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: March 2, 2009	By: /s/ Alan S. Ginsberg
Name: Alan S. Ginsberg
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Equity Distribution Agreement, dated March 2, 2009, by and between Eagle Bulk Shipping Inc. and UBS Securities LLC.

SK 25083 0001 971038